AXA PREMIER VIP TRUST

EQ ALLOCATION PORTFOLIOS

SUPPLEMENT DATED OCTOBER 1, 2019 TO THE PROSPECTUS DATED MAY 1, 2019

This Supplement updates certain information contained in the Prospectus dated May 1, 2019, of AXA Premier VIP Trust (“Trust”) regarding the EQ Allocation Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of this document at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the contractual management fee rate schedule applicable to the Portfolios. The changes are expected to lower the Portfolios’ management fees at current and/or higher asset levels.

Effective October 1, 2019, the section of the Prospectus entitled “Management Team — Management Fees” is amended to include the following information:

The following table shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the table, effective October 1, 2019:

Portfolios	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative-Plus Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Moderate Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Moderate-Plus Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%